                                                                 EXHIBIT 10.6(d)

           SEAMAN FURNITURE COMPANY, INC. and LOCAL 875, Affiliated
               with the INTERNATIONAL BROTHERHOOD OF TEAMSTERS,
                CHAUFFEURS, WAREHOUSEMEN AND HELPERS OF AMERICA
                        COLLECTIVE BARGAINING AGREEMENT
           --------------------------------------------------------

ARTICLE I          GOOD FAITH.................................... 3
---------          ----------

ARTICLE II         RECOGNITION................................... 4
----------         -----------

ARTICLE III        UNION SECURITY................................ 4
-----------        --------------

ARTICLE IV         CHECK-OFF..................................... 6
----------         ---------

ARTICLE V          HOURS OF WORK................................. 6
---------          -------------

ARTICLE VI         OVERTIME...................................... 7
----------         --------

ARTICLE VII        HOLIDAYS...................................... 8
-----------        --------

ARTICLE VIII       PERSONAL DAYS................................. 9
------------       -------------

ARTICLE IX         VACATIONS.....................................10
----------         ---------

ARTICLE X          WAGES & WAGE INCREASES........................11
---------          ----------------------

ARTICLE XI         SICK BENEFITS WELFARE FUND....................12
----------         --------------------------

ARTICLE XII        PENSION FUND..................................15
-----------        ------------

ARTICLE XIII       GRIEVANCE PROCEDURE...........................15
------------       -------------------

ARTICLE XIV        SENIORITY.....................................17
-----------        ---------

ARTICLE XV         NOTICE TO AND FROM UNION......................18
----------         ------------------------

ARTICLE XVI        BULLETIN BOARD................................20
-----------        --------------

ARTICLE XVII       LIE DETECTOR TEST.............................20
------------       -----------------

ARTICLE XVIII      NON-DISCRIMINATION............................21
-------------      ------------------

ARTICLE XIX        SAFETY AND SANITARY CONDITIONS................21
-----------        ------------------------------

ARTICLE XX         VISITATION....................................21
----------         ----------

ARTICLE XXI        LEAVE OF ABSENCE..............................22
-----------        ----------------

ARTICLE XXII       EXISTING PRACTICES............................23
------------       ------------------

ARTICLE XXIII      NO STRIKE - NO LOCKOUT........................23
-------------      ----------------------

ARTICLE XXIV       GUARANTEED WORK...............................24
------------       ---------------

ARTICLE XXV        PROBATIONARY PERIOD...........................24
-----------        -------------------

ARTICLE XXVI       DISCHARGES....................................24
------------       ----------

ARTICLE XXVII      COLLECTIVE BARGAINING.........................26
-------------      ---------------------

ARTICLE XXXVIII    SUBCONTRACTING................................26
---------------    --------------

ARTICLE XXVIX      PROTECTION OF RIGHTS..........................26
-------------      --------------------

ARTICLE XXX        ASSIGNABILITY.................................27
-----------        -------------

ARTICLE XXXI       EFFECTIVE DATE................................27
------------       --------------

ARTICLE XXXII      SEPARABILITY..................................27
-------------      ------------

ARTICLE XXXIII     MINIMUM STARTING WAGE.........................27
--------------     ---------------------

ARTICLE XXXIV      SICK LEAVE....................................28
-------------      ----------

ARTICLE XXXV       UNIFORMS......................................28
------------       --------

ARTICLE XXXVI      SAFETY BELTS..................................29
-------------      ------------

ARTICLE XXXVII     MOVING OF FURNITURE OR OTHER HEAVY OBJECTS....29
--------------     ------------------------------------------

ARTICLE XXXVIII    BEREAVEMENT LEAVE.............................30
---------------    -----------------

ARTICLE XXXIX      TOOLS.........................................30
-------------      -----

ARTICLE XL         DURATION......................................30
----------         --------

THIS AGREEMENT made and entered into as of March 1, 1997, by and between SEAMAN FURNITURE COMPANY, INC., 300 Crossways Park Drive, Woodbury, New York 11797, a Delaware Corporation, hereinafter designated as the Employer or Company, and LOCAL 875, affiliated with the INTERNATIONAL BROTHERHOOD OF TEAMSTERS,

CHAUFFEURS, WAREHOUSEMEN AND HELPERS OF AMERICA, hereinafter designated as the Union.

  WHEREAS, the Employer is engaged in the business of retail sale of furniture and

  WHEREAS, the Union represents the majority of the Houseman Employees of the Employer and

  WHEREAS, the parties hereto desire to cooperate in establishing conditions in the Employer's stores which will tend to secure to the workers a living wage, improve the standards of labor, abolish unfair competition insofar as labor is concerned, and provide methods for a fair and peaceful adjustment of all disputes that may arise between the parties hereto.

  NOW, THEREFORE, in consideration of one dollar and other good and valuable consideration to each in hand paid by the other, and in consideration of the mutual promises and obligations herein assumed and made, the parties hereby agree as follows:

ARTICLE I                       GOOD FAITH
---------                       ----------

  The Employer and the Union hereby agree that they will in good faith live up to the provisions of this Agreement, and that this Agreement is entered into by the Union and the Employer on behalf of the employees of the Employer, now employed or hereafter to be employed, in the bargaining unit as defined in
ARTICLE II hereof.

ARTICLE II                     RECOGNITION
----------                     -----------

  The Employer agrees to and does hereby recognize the Union as the sole and exclusive bargaining agent for all maintenance associates (hereinafter "associates" or "Housemen"), excluding clerical and office employees, guards, professional employees, and supervisors as defined in the Labor Management Relations Act of 1947.

  This Agreement shall cover all future plants which the Company may operate during the term of this Agreement or any extension thereof, including all stores operated as the result of expansion or change. This Agreement shall apply to the Company's stores should there be any shift of geographical location. This clause shall inure to the benefit of the Local herein only, but not its successors or assigns.

ARTICLE III                   UNION SECURITY
-----------                   --------------

  All associates who are members of the Local Union on the effective date of this subsection or on the date of execution of this Agreement, whichever is the later, shall remain members of the Local Union in good standing as a condition of employment. All present associates who are not members of the Local Union and all associates who are hired hereafter shall become and remain members in good standing of the Local Union as a condition of employment by the 31st day following the effective date of this subsection or the date of their employment, whichever is the later. This provision shall be made and become effective as of such time as it may be made and become effective under the provisions of the National Labor Relations Act, but not retroactively.

  The failure of any person to become a member of the Union at the required time shall obligate the Employer, upon written notice from the Union to such effect and to the further effect that Union membership was available to such person on the same terms and conditions generally available to other members, to forthwith discharge such person. Further, the failure of any person to maintain his Union membership in good standing as required herein shall, upon written notice to the Employer by the Union to such effect, obligate the Employer to discharge such person.

  In the event of any change in the law during the terms of this Agreement, the Employer agrees that the Union will be entitled to receive the maximum Union security which may be lawfully permissible.

  No provision of this Article shall apply in any state to the extent that it may be prohibited by State Law. If under applicable State Law, additional requirements must be met before any such provision may become effective, such additional requirements shall first be met.

  If any provisions of this Article are invalid under the law of any state wherein this Agreement is executed, such provisions shall be modified to comply with the requirements of

State Law or shall be re-negotiated for the purpose of adequate replacement. If such negotiations shall not result in a mutually satisfactory agreement, the Union shall be permitted all legal or economic recourse.

ARTICLE IV                           CHECK-OFF
----------                           ---------

          The Employer agrees to deduct, on the first pay day of each month, from the salary or wages of the associates covered by this Agreement such Union dues and initiation fees as the Union, by written notice, advises the Employer are regularly due as such from the associates, and will turn such monies over to the Union on or before the TENTH DAY of each month covering the current month in advance, together with its listing of the associates and amount, from whom such monies have been deducted, provided, however, that the Employer will make such deduction only from wages of those associates who submit individual written authorization to the Employer directing and authorizing the Employer to make such deductions.

          Any monies deducted from the associates are to remain the property of the Union and in no event shall the Employer be permitted to use said monies for any other purpose.

ARTICLE V                         HOURS OF WORK
---------                         -------------

          Each regular shift shall consist of not more than eight (8) hours per day, and shall constitute a regular work day. The regular work week shall consist of five (5) days. For all associates hired before March 1, 1994, there shall be a Monday through Friday work week, and a Tuesday through Saturday work week. For those associates hired on March 1, 1994 and thereafter, the work week shall be Monday through Saturday with a day off scheduled by the Store Manager.

ARTICLE VI                           OVERTIME
----------                           --------

         a) Work performed in excess of forty (40) hours per week shall be considered as overtime work and shall be paid for at the rate of time and one-half the regular rate of pay. Work performed on Sundays and holidays shall be paid for at the rate of double time for Sundays and holidays as such, in addition to the holiday pay. In any week during which a holiday occurs, the holiday shall be regarded as a regular day worked, and overtime shall commence after thirty-two (32) hours of work that week.

         b) Associates shall be required to work a reasonable amount of overtime. The employer shall offer overtime by seniority first. If overtime requirements are still not met, the Employer shall require the least senior associate or associates within each store, to work overtime, provided there is eight (8) hours' notice, unless an emergency exists. On the next occasion that an associate is required to work overtime, the next least senior associate will be required to work. This method will act to equitably distribute required overtime.

ARTICLE VII                      HOLIDAYS
-----------                      --------

        The Employer shall not require its associates to work on the following holidays, and shall pay them for such holidays. For all associates hired before March 1, 1997:

        New Year's Day                  July 4th
        Martin Luther King's Birthday   Labor Day
        Washington's Birthday           Thanksgiving Day
        Good Friday                     Christmas Day
        Memorial Day                    Employee's Birthday
        Day after Thanksgiving Day

        For those associates hired on March 1, 1997 and thereafter, they will be required to work on Martin Luther King's Birthday and Good Friday. For those associates hired on March 1, 1997 and thereafter, the Day after Thanksgiving and the associate's birthday will be given as holidays, only after completion of one year of employment.

        To be eligible for holiday pay, the associate must work the full schedule day before and the full schedule day after the said holiday, unless the associate has a verified illness, is on layoff or there is an Act of God or shutdown prohibiting work.

        Holiday pay for the associates who do not work on the foregoing holidays shall be eight (8) hours pay.

        a) If any of said holidays shall fall on Saturday, then, even though no work shall be performed, the associates shall be paid at straight time for that day.

        b) If any of said holidays shall fall on Sunday, then the Monday following shall be considered the holiday, and even though no work shall have been performed on such Monday, the associates shall be paid for that day.

        c) If any of the above holidays shall fall within the associate vacation period, his vacation shall be extended one (1) day with pay.

        d) Associates absent because of a compensable illness or injury shall be entitled to full holiday pay, provided illness is temporary and does not exceed six (6) weeks duration.

ARTICLE VIII                     PERSONAL DAYS
------------                     -------------

        The employer agrees to grant all associates hired before March 1, 1997, three (3) personal days per year at base pay. There are no partial personal days; personal days can be taken only in eight (8) hour segments. A personal day is a planned day off and thereby requires Management's advance approval. There is no carry over of personal days from one calendar year to the next.

        Those associates hired on March 1, 1997 or thereafter, will receive three (3) personal days at base pay upon completing one year of employment.

ARTICLE IX                      VACATIONS
----------                      ---------

          The Employer shall grant vacation with pay for all its associates in accordance with provisions of this paragraph as set forth below:

          For all associates the following vacation schedule applies:

       One week's vacation for all associates with one (1) year or more but less than two (2) years in the employ of the Employer.

       Two weeks' vacation with pay for all associates with two (2) years or more (up to seven (7) years) in the employ of the Employer.

       Three weeks' vacation with pay for all associates with seven (7) years or more (up to fourteen (14) years) in the employ of the Employer.

       Four weeks vacation with pay for all associates with fourteen (14) years or more in the employ of the employer.

          The employer shall pay to all its associates their vacation pay prior to the employee going on his or her vacation.

          Associates who have been employed for one year or more, who are laid off at any time during the term of this Agreement, shall be paid a pro-rata vacation at the time of their job severance.

          Associates who have been employed more than three (3) years and are discharged for cause shall be entitled to pro-rata vacation pay. Such pro-rata vacation shall be based upon the vacation provisions above set forth.

ARTICLE X                      WAGES AND WAGE INCREASES
---------                      ------------------------

        a) Effective as of March 1, 1997, there shall be a general wage increase of $20.00 per week for all associates currently covered by this Agreement.

        b) Effective as of March 1, 1998, there shall be a general wage increase of $17.00 per week for all associates hired prior to March 1, 1997.

        c) Effective as of March 1, 1999, there shall be a general wage increase of $17.00 per week for all associates hired before March 1, 1997.

        d) Effective as of March 1, 1998 there shall be a general wage increase of $6.00 per week for those associates hired on March 1, 1997 and thereafter.

        e) Effective as of March 1, 1999 there shall be a general wage increase of $6.00 per week for those associates hired on March 1, 1997 and thereafter.

        f) Associates who shall not actually be working as of or on the effective date of the wage increase provided herein shall be entitled to receive such increase on their return or recall to work.

        g) Increases in wages granted by virtue of this Agreement shall be given to the associates on dates specified herein over and above any increases in wages decreed by New York State and/or Federal Agencies having jurisdiction thereof during the terms of this Agreement.

ARTICLE XI                    SICK BENEFITS WELFARE FUND
----------                    --------------------------

        In order to protect and promote the health and welfare of the employees in the industry, the Union has established the WELFARE FUND, which is administered under a Declaration of Trust adopted by its members.

        a) The Company, effective as of March 1, 1997, shall pay monthly to the Local 875 LOUIS HIRSCH MEMORIAL WELFARE FUND the sum of Two Hundred Seventy-Eight Dollars ($278.00) for each associate covered by this Agreement. The Company, effective March 1, 1998, shall pay monthly to the Local 875 LOUIS HIRSCH MEMORIAL FUND the sum of Two Hundred Eighty-Three Dollars ($283.00) for each associate covered by this Agreement. The Company, effective as of March 1, 1999, shall pay monthly to the Local 875 LOUIS HIRSCH MEMORIAL FUND the sum of Two Hundred Ninety-Three Dollars ($293.00) for each associate covered by this Agreement. These monies shall be used for the purpose of securing hospitalization and surgical benefits, Life Insurance, and other Welfare benefits for its associates, employees of the Union, the PENSION FUND AND this WELFARE FUND, in accordance with the Trust Agreements covering such Fund. The Employer shall segregate from such contributions and pay by separate check such sum as designated by the Trustees of the

Plan to the Local 875 Pre-Paid Legal Plan, which sum shall be utilized by the Trustees in accordance with the Trust Indenture covering such entity. The Trustees of the fund may, in their discretion, allocate the total amounts paid between the two (2) Funds in any proportion which sound accounting practices dictate, so long as the total amounts do not exceed the original figures set forth in the Collective Bargaining Agreement.

        b) Such payments shall not be in lieu of any other payments required to be made by the Employer such as New York Disability payments, New York Unemployment Insurance, Social Security, Workers' Compensation, etc.

        c) Holiday and vacation time shall be considered time worked for the purpose of this Article at the rate of eight (8) hours per day.

        d) The Company shall forfeit all rights under this Agreement and the associates may cease to work if the Company fails to pay its contributions as provided above and/or the matter may be treated as a grievance hereunder.

        e) With its monthly remittance, the Company will forward to the LOUIS HIRSCH MEMORIAL WELFARE FUND (Local 875) the names of the associates covered and such other information as may be required by the Trustees of the Fund for the administration of the Fund.

        f) If the Employer is delinquent in his payments to the Fund, claims for payment may be prosecuted in the name of the

Union, on behalf of the associate(s) concerned, or in the name of the Fund and may be submitted to arbitration.

        The Arbitrator may schedule a hearing for any date on or after expiration of twenty-four (24) hours notice sent by the Union to the Company, and the Arbitrator shall render an award as quickly as possible. If the Company fails to appear, the Arbitrator shall proceed without the Company being present. In the absence of proof otherwise by the Company, which shall bring to such hearing all books and records pertaining to the matter to be heard, the Arbitrator shall determine the amount due to the Fund, on the petition of the Union or of the Welfare Fund as to the amounts due and payable. In the absence of other proof by the Union, all Welfare Fund payments due shall be based on the average number of associates and hours worked by each such associates as contained in the two highest reports thereof submitted by the Company to the Union during the two (2) year period preceding.

        g) The Union may elect not to proceed before the Arbitrator and may proceed in any other manner provided by law, as if the provisions of ARTICLE XIV were not contained in this Agreement. In such event the amounts due and payable shall be determined in such other proceedings or proceeding in the same manner as is provided above for determining such amounts before the Arbitrator, in the absence of the Company from such hearing.

ARTICLE XII                     PENSION FUND
-----------                     ------------

        In order to protect and promote security for associates in the industry, the Union has established a PENSION FUND, which is administered under a Declaration of Trust adopted by its members.

        a) Effective as of March 1, 1997, the Employer shall pay to LOCAL 875 - PENSION FUND the sum of $8.00 per week or 8% of the gross earning, whichever is greater, for each associate covered by this Agreement.

        b) All clauses under ARTICLE XI, (b), (c), (e), (f) and (g) are incorporated herein and such clauses shall be deemed to apply to the Pension Fund for the associates eligible under ARTICLE XI.

ARTICLE XIII                 GRIEVANCE PROCEDURE
------------                 -------------------

Section 1:    A grievance is hereby jointly defined to be any controversy,
----------
complaint, misunderstanding, or dispute.

        Any grievance arising between the Company and the UNION shall be settled in the following manner:

        a) The aggrieved associate or associates must present the grievance to the Shop Steward within five (5) working days after the reason for the grievance has occurred, except that no time limit shall apply in case of violation of wage provisions of this Agreement. If a satisfactory settlement is not effected with the foreman within three (3) working days, the Shop Steward and associate shall submit such grievance in writing to the Union's Business Representative.

        b) The Business Representative shall then take the matter up with a representative of the Company with authority to act upon such grievance. A decision must be made within five (5) working days.

        c) If the Company fails to comply with any settlement of the grievance or fails to comply with the procedures of this Article, the Union has the right to take all legal and economic action to enforce its demands.

Section 2:    Any Shop Steward shall be permitted to leave his or her work to
----------
investigate and adjust the grievance of any employee within his or her jurisdiction, after prior notification to his Supervisor, and approval by both the Union and Director of Human Resources and/or Director of Stores, who shall not unreasonably withhold his/her consent. Associates shall have the Shop Steward or a representative of the Union present during the discussion of any grievance with representatives of the Company.

Section 3:    a) The dispute shall then be submitted to an Arbitrator appointed
----------
by the New York State Board of Mediation or a mutually agreed upon arbitrator.

              b) Expense of the Arbitrator selected or appointed shall be borne equally by the Company and the Union, unless arbitration is requested because of the Employer's failure to make remittances as required by this Agreement, in which event the Employer shall pay the total cost.

Section 4:    The Arbitrator shall not have the authority to amend or modify
----------
this Agreement or establish new terms or conditions under this Agreement. The Arbitrator shall determine any question of arbitrability. In the event the position of the Union is sustained, the aggrieved party shall be entitled to all the benefits of this Agreement which would have accrued to him had there been no grievance.

Section 5:  Both parties agree to accept the decision of the Arbitrator as final
---------
and binding. If the Company fails to comply with the award of the Arbitrator or with the procedures of this Article, the Union has a right to take all legal and economic action to enforce compliance.

ARTICLE XIX                       SENIORITY
-----------                       ---------

        a) The Employer recognizes the principle of seniority. For the purpose of lay-off and rehiring, seniority shall be on a company-wide basis, in that the last associate hired in a company-wide basis shall be the first associate laid off and the last associate laid off shall be the first associate rehired.

        b) It is agreed by the Company and the Union that all Shop Stewards and officers of the Union have seniority over all associates in the plant providing they can do the work that is to be done.

        c) Any associate who is laid off six (6) consecutive months shall lose his seniority. However, if he is rehired thereafter, such associate shall return with his original seniority.

        d) The rights of seniority in re-employment shall be accorded to a laid off associate prior to new associates being hired provided such laid off associate responded to a call to report for work not more than ten (10) working days after notice has been sent to him by registered mail, return receipt requested, to his last-known post office address.

        e) Preference in assignment to shift work and choice of new jobs shall be given to associates having higher seniority. New jobs shall be defined as jobs having a higher rate of pay. This section shall not limit the Employer's right to transfer or run its operation.

        f) Seniority rights to a laid off associate will continue to accumulate while he is laid off.

ARTICLE XV                    NOTICE TO AND FROM THE UNION
----------                    ----------------------------

        a) A seniority list, including name, category, rate of pay, and starting date, shall be submitted every other month.

        b) Remittance sheets, including names, new associates starting date, old associates termination date, gross wages earned for the preceding month for each associate, the amounts of dues and initiation checked-off, contributions to fringe benefit funds, and for what monthly periods, shall be remitted once a month, for the prior month, within ten (10) days after the 1st day of each month, together with checks made payable to the proper fringe benefit fund and dues and initiation to Local 875 I.B.T.

        c) All necessary cards, properly signed, to the fringe benefit funds, from a new associate, must be submitted with the remittance sheet.

        d) For failure to submit the remittance sheet within ten (10) days after it is due, then in such event, the Union, at its option, may take economic action until it is submitted, and the Employer shall pay to associates for all time out on strike or work stoppage their regular rate of pay.

        e) If the Employer fails to notify the Union of the hiring of a new associate and/or the rehiring of the associate, then in such event, the Employer shall be responsible from the first day due, for all monies as if he collected same to the Union for dues, initiations and contributions to all fringe benefit funds as described herein.

        f) For failure to remit monies due to the Union for dues, initiations and any fringe benefit fund before the 61st day of accrual, the Union, at its option, may charge a bookkeeping fee of two (2%) percent per month or any part thereof until it is remitted, provided that not less than ten (10) days written notice of the proposed charge is given to the Employer and the Employer fails to remit within ten (10) days.

        g) If the Employer fails to notify the Union of the termination of an associate, for any reason, then in such event, the Employer shall be responsible for all monies, as if he collected same, to the Union for dues, initiation and contributions to all fringe benefit funds, if any, as described herein.

        h) The Welfare and/or Pension Fund may audit the Employer's payroll books and records after giving reasonable notice to the Employer, and if contributions are incorrect, the Employer shall pay the cost of such audit and all legal fees necessary and incident to collect the same.

        i) In the event of default by the Employer in the payment of contributions to the Funds mentioned in this Agreement, the Trustees may take legal action to obtain payment, including but not limited to, the commencement of arbitration proceedings for such purposes before an Arbitrator, selected by the appropriate Trustees. All expenses thereof, including but not limited to, the fee and expenses of the Arbitration and any filing or other administrative fee plus reasonable attorney's fees fixed at twenty (20%) percent of the indebtedness, together with interest at a reasonable rate on any monies determined to be due, shall be chargeable to, and an obligation of, the contributing Employer against whom such arbitration proceeding is commenced. The Arbitrator may schedule a hearing on twenty-four (24) hours notice by regular or certified mail.

ARTICLE XVI                     BULLETIN BOARD
-----------                     --------------

        The Employer will provide the Union with a Bulletin Board in an appropriate location in the plant to be used by the Union for posting of all Union notices and literature.

ARTICLE XVII                   LIE DETECTOR TEST
------------                   -----------------

        The Company shall not require, request or suggest that an associate take a polygraph or any other form of lie detector test.

ARTICLE XVIII                  NON-DISCRIMINATION
-------------                  ------------------

        No associate shall be discriminated against, directly or indirectly, because of his membership in or activity on behalf of the Union, nor will the Employer, directly or indirectly, discourage membership in the Union, and the provisions of this Agreement shall apply to all employees without discrimination as to sex, color, race, creed, age, national origin, pregnancy or disability.

ARTICLE XIX             SAFETY AND SANITARY CONDITIONS
-----------             ------------------------------

        The Company shall furnish and maintain safe and healthful sanitary conditions, including clean and adequate locker accommodations, washing facilities and toilets.

ARTICLE XX                       VISITATION
----------                       ----------

        Union representatives shall be given the right to enter the plant premises at all reasonable times for the purpose of investigating grievances and to secure the enforcement of the contract and for such other purposes as may be necessary; provided however, that prior to entering the plant property they shall first advise the front office of their presence and intention to enter the plant property.

ARTICLE XXI                   LEAVE OF ABSENCE
-----------                   ----------------

          a) In accordance with the Family and Medical Leave Act of 1993 (the "FMLA"), an associate who has been employed by the Employer for at least twelve
(12) months (at the time the leave commences) and has worked at least 1,250 compensable hours during the twelve (12) months prior to the leave is entitled to a total of twelve (12) weeks of unpaid leave during any twelve (12) month period for the reasons listed in the FMLA. An associate who takes a leave of absence under FMLA is required to use his or her accrued vacation, sick or personal days during the leave period. For example, when two weeks of accrued paid leave is used by an associate for FMLA purposes, the Employer will provide ten (10) weeks unpaid leave to total twelve (12) weeks. A leave of absence under FMLA will be granted in accordance with Employer's then existing procedures. The FMLA and the regulations promulgated thereunder will govern the procedures for a leave of absence unless state law provides greater family and medical leave rights in which case the state law will govern.

          b) Any associate upon application in writing shall be granted a leave of absence without pay not to exceed one (1) month because of official Union business.

ARTICLE XXII                   EXISTING PRACTICES
------------                   ------------------

        All benefits of employment in existence at the effective date of this Agreement and not modified by the Agreement shall be continued without modification.

ARTICLE XXIII                NO STRIKE - NO LOCKOUT
-------------                ----------------------

        During the term of this Agreement, the Employer agrees that they will not declare or authorize a lockout unless the Union failed to comply with an arbitration award within forty-eight (48) hours after the award has been made, and the Union agrees that no strike shall take place unless the Employer fails to comply with an arbitration award within forty-eight (48) hours after the award has been made. Neither the Union nor its Officers, agents or representatives shall be liable for any acts of any person or any associates participating in any strike or work stoppage unless such act or strike or work stoppage has been expressly authorized by the Union and in conformance with the provisions of the Constitution of the Union and the provisions of the International Union Constitution. The parties further agree that any strike, slowdown or stoppage not authorized as herein specified shall not be deemed a violation of this Agreement.

        In the event of an unauthorized slowdown or work stoppage, the Union agrees within twenty-four (24) hours after receipt of notice thereof from the Employer solely to endeavor in good faith to bring about a return to work of its members who have stopped work. Upon failure of the associates to return to work within the said twenty-four (24) hours, the Employer may take appropriate action with respect to such associate or associates. Compliance by the Union in good faith herewith shall be deemed full compliance with the Union's obligation hereunder.

ARTICLE XXIV                    GUARANTEED WORK
------------                    ---------------

        Associates regularly scheduled for full-shift work shall be given four
(4) hours' work or the monetary equivalent thereof unless notified on the previous day not to report, except in cases of power failure, Acts of God or other such circumstances beyond the Employer's control. This clause shall not apply to part time or premium work except that associates directed to report on Saturday or Sunday shall be guaranteed at least four (4) hours' work or the monetary equivalent thereof; and on the sixth (6th) day of work, associates shall be guaranteed four (4) hours' work at a rate of time and one-half their regular hourly wage.

ARTICLE XXV                   PROBATIONARY PERIOD
-----------                   -------------------

        The parties agree to a ninety (90) day probationary period for all associates. The Employer shall be entitled to discharge the newly hired associate for any cause during this probationary period.

ARTICLE XXVI                     DISCHARGES
------------                     ----------

        No associate shall be discharged except for just and sufficient cause.

        In the event any associate engages in the following conduct, it shall be grounds for immediate discharge and shall be deemed to be just and sufficient cause. However, any associate, if he is discharged, shall be granted an interview with his shop steward.

        Just cause for discharge shall include but not be limited to the following:

        a)  Theft of Company property.

        b)  Wanton destruction of Company property.

        c)  Drunkenness or being under the influence of drugs while on the job.

        d)  Excessive lateness and absenteeism.

        Whenever the Union disputes and/or disagrees with the justification of the discharge of any associate, the Union shall provide the Employer with a written notice of its dispute and/or disagreement within one (1) working day of the time that the individual is required to leave the plant premises or the Chief Steward receives official notification of the Employer's intention to discharge the said associate, whichever occurs later. The dispute and/or disagreement shall thereupon be adjusted between the parties in the manner provided in ARTICLE XIII of this Agreement provided, however, that it shall not be necessary to commence with subdivision "a" of said paragraph but institution of the dispute may be by immediate recourse to Section 3 of said Article, and any associate who has been discharged and subsequently reinstated as a result of invoking the machinery for resolving dispute as set forth in ARTICLE XIII shall be reinstated to his former job with full back pay.

        Any new associates retained beyond the ninety (90) day trial shall be entitled to all the rights and privileges of this Agreement, effective as of the date of the commencement of his employment, but in no event shall new associates be paid less than the minimum rate of pay established under this Agreement.

ARTICLE XXVII                   COLLECTIVE BARGAINING
-------------                   ---------------------

        The Company agrees that it will negotiate with the Union during the term of this Agreement concerning any matter involving the wages, hours and working conditions of the associates, which is not specifically provided for in this Agreement and which is not subject of any grievance.

ARTICLE XXVIII                   SUBCONTRACTING
--------------                   --------------

        The Company will not, so long as equipment and personnel are available, subcontract work which is customarily performed by associates in the bargaining unit to any other company.

ARTICLE XXIX                  PROTECTION OF RIGHTS
------------                  --------------------

        Picket Line - It shall not be a violation of this Agreement and shall not be cause for discharge or disciplinary action in the event an associate refuses to enter upon any property of his Employer involved in a lawful primary labor dispute, or refuses to go through or work behind any lawful primary picket lines at his Employer's places of business, including picket lines of Unions, parties to this Agreement.

ARTICLE XXX                      ASSIGNABILITY
-----------                      -------------

        This Agreement shall be binding upon the parties hereto, their successors and assigns.

ARTICLE XXXI                    EFFECTIVE DATE
------------                    --------------

        All the terms and conditions of this Agreement shall be effective as of March 1, 1997, except as otherwise indicated.

ARTICLE XXXII                   SEPARABILITY
-------------                   ------------

        It is understood and agreed that if any provision of the Agreement or the application of such provision to any person or circumstances shall be held invalid, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby.

ARTICLE XXXIII             MINIMUM STARTING WAGES
--------------             ----------------------

        The Employer agrees that in no event shall it pay its associates less than the minimum wages decreed by New York State and/or Federal Agencies having jurisdiction thereof during the term of this Agreement.

ARTICLE XXXIV                   SICK LEAVE
-------------                   ----------

        All associates who were hired prior to March 1, 1997, shall continue to receive payment for seven (7) sick days not worked each year. All associates hired subsequent to March 1, 1997, shall continue to receive payment for sick days not worked according to the following schedule:

       (1) In the first year of employment an associate will accrue one (1) sick day every ninety (90) days up to a maximum of three (3) days.

       (2) In the second year of employment and each year thereafter, up to five (5) years, an associate will accrue one (1) sick day every sixty
       (60) days up to a maximum of five (5).

       (3) Those associates with five (5) years or more in the employ of the Employer will receive seven (7) days of sick leave.

        If not used, the monetary equivalent of the unused days shall be paid to the associates two (2) weeks before Christmas of each calendar year.

ARTICLE XXXV                    UNIFORMS
------------                    --------

        The Employer agrees to furnish each associate two (2) sets of two-piece uniforms (pants and shirts) each year. Each associate shall be responsible for the cleaning and maintenance of his or her uniforms.

ARTICLE XXXVI                 SAFETY BELTS
-------------                 ------------

        The Employer agrees to furnish a safety belt to each associate who will be responsible for the proper care and maintenance of the safety belt. In the event the safety belt is damaged or lost, the cost of the replacement safety belt will be assumed by the associate.

        Upon termination of employment from Seaman Furniture Company, the associate must return the safety belt in good and usable condition to the Employer. If the terminating associate is unable to do so, the associate must reimburse Seaman Furniture Company for the replacement cost.

        All associates are required to wear a safety belt at all time whenever lifting any object.

ARTICLE XXXVII       MOVING OF FURNITURE OR OTHER HEAVY OBJECTS
--------------       ------------------------------------------

        The Company recognizes the burden which is imposed on a single associate by requiring his moving substantial items (e.g., large, sofas, bedroom suites, etc.) without assistance. Consequently, the Company will make reasonable efforts to schedule these tasks when two or more associates are available. However, the Union and Company recognize that there will be extenuating circumstances when it may be necessary to require an associate to move such items to the best of his ability.


ARTICLE XXXVIII                 BEREAVEMENT PAY
---------------                 ---------------

        All associates covered by this Agreement shall be granted up to three
(3) days off from work, with pay, if scheduled, in the event of a death in the asssociate's immediate family. The leave must be taken consecutively, just subsequent to the death in the associate's immediate family. "Immediate family" is defined as an associate's spouse, mother, father, brother, sister, children, grandparents and grandchildren. Proof of death and of relationship to the deceased may be required.

ARTICLE XXXIX                       TOOLS
-------------                       -----

        Associates shall be provided with all tools necessary to perform their duties.

ARTICLE XL                        DURATION
----------                        --------

        The foregoing Agreement between the Employer and the Union shall continue in full force and effect from March 1, 1997, and expire as of 11:59 P.M. on March 1, 2000, and shall be automatically renewed from year to year thereafter unless at least sixty (60) days prior to any expiration date either party desiring to terminate or modify this Agreement shall so notify the other party in writing.


        IN WITNESS WHEREOF, the parties have caused these presents to be signed.


SEAMAN FURNITURE COMPANY, INC.  LOCAL 875, Affiliated with the
                                      INTERNATIONAL BROTHERHOOD OF
                                      TEAMSTERS, CHAUFFEURS,
                                      WAREHOUSEMEN AND HELPERS OF
                                      AMERICA



By:___________________________  By:___________________________

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